BUSINESS FIRST BANCSHARES

Q3 2020 Results



BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

Table of Contents

Legal Disclosures 3
Guiding Principles 4
Business First Bancshares, Inc. Overview .... 5 – 7
Financial Data
- Balance Sheet 8
- Quarterly Financial Highlights 9
- Yield/Rate Analysis 10

COVID-19 Pandemic Response .... 11 – 12
Loan Portfolio
- Loan Composition .... 13 – 15
- Sectors in Focus .... 16 – 18

Credit Performance 20
Liquidity 21
Appendix .... 22 – 30

Legal Disclosures

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 (as amended and in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

Guiding Principles


Thoughtful, Disiplined Decision Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.


Forbes 2020
BEST-IN-STATE BANKS
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BUSINESS REPORT'S
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BEST
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IN BATON ROUGE

Business First Bancshares, Inc. Overview

Company Overview

Ticker: BFST (NASDAQ)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Geographically diversified portfolio across I-10 and I-20 corridors
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- Two DFW metroplex locations totaling $355 million in assets
- Completed Pedestal acquisition on May 1, 2020, marking the fourth successful acquisition in five years
- Pedestal acquisition projected cost saves and deal cost targets on track
- Closed six banking centers in 3Q20

Financial Highlights of 3Q20 ($ millions)	
Assets	$3,955
Gross Loans Held for Investments	$3,082
Deposits	$3,236
Loan-to-Deposit Ratio	95.3%
Core ROAA(1)	1.12%
Core ROAE(1)	11.28%
Core Efficiency Ratio(1)	61.75%
NPLs/Total Loans(HFI)(2)	0.32%
Community Bank Leverage Ratio(3)	8.74%
TCE/TA(1)	8.59%

BFST Footprint



Dallas
Shreveport
Monroe
Lake Charles
Lafayette
Baton Rouge
New Orleans

LOUISIANA(4)			
Rank	Institution (ST)	Deposits ($mm)	Market Share (%)
1	Capital One Financial Corp. (VA)	22,028	17.8
2	JPMorgan Chase & Co. (NY)	20,800	16.8
3	Hancock Whitney Corp. (MS)	16,299	13.2
4	First Horizon National Corp. (TN)	9,870	8.0
5	Regions Financial Corp. (AL)	8,126	6.6
6	**Bus. First Bancshares Inc. (LA)**	**3,143**	**2.5**
7	Origin Bancorp Inc. (LA)	2,601	2.1

BFST operates 42 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Community Bank Leverage Ratio is preliminary.
(4) Deposit market share is pro forma for Pedestal acquisition; FDIC deposit data as of June 30, 2020. Data Source: S&P Global Market Intelligence.

Corporate History – Strategic Context



Start-Up
Priority: Growth
Chartered in Baton Rouge, La. Quickly expanded post-Katrina into Shreveport, Northshore, Lafayette, Lake Charles & Houma.
Foundation Building
Priority: Health
Strengthening of balance sheet, development of processes/procedures, prioritization of regulatory relationship.
Acquisitions and Organic Growth
Priority: Healthy Growth
Expanded into New Orleans and two DFW locations, listed on NASDAQ: BFST, completed institutional investor-led equity and debt raises, completed four mergers
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Total Assets ($Millions):

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,274	$3,955[1]

(1) As of September 30, 2020. All other periods as of December 31.

Current Footprint

Dallas Fort Worth Region

# of Banking Centers:	2
Total Loans:	$354.7
Total Deposits:	$123.1

North Louisiana Region

# of Banking Centers:	10
Total Loans:	$661.1
Total Deposits:	$724.1


Dallas Fort Worth
North Louisiana
Southwest Louisiana
Capitol Region
Southeast Louisiana

Capitol Region

# of Banking Centers:	9
Total Loans:	$531.7
Total Deposits:	$684.6

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$723.5
Total Deposits:	$1,034.6

Southeast Louisiana Region

# of Banking Centers:	8
Total Loans:	$844.5
Total Deposits:	$652.3

Note: Data as of September 30, 2020. Dollars in millions. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

Balance Sheet

For the quarter ended, $ millions	9/30/2020	Change vs. 6/30/2020	Change vs. 9/30/2019	Highlights
Gross Loans (Excl. HFS)	$3,082.5	3%	82%	- $87.7 million in loan growth was largely attributable to growth within the multi-family residential and nonfarm nonresidential commercial real estate portfolios - PPP balances totalling approximately $398 million
ALLL + Fair Value Discount on Acquired Loans	$58.5	-7%	244%	- Discount of $38.2 million; 95% attributed to Pedestal acquisition. Change in quarter due to resolution of large Oil & Gas credit from Pedestal portfolio. ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.14%
Investment Securities	$547.5	-6%	90%	- Average life of the portfolio 3.9 years
Deposits	$3,236.3	0%	87%	- $1.17 billion in deposits acquired in Pedestal transaction
Federal Reserve Borrowings	$107.1	0%	--	- PPP liquidity facility funding
FHLB Borrowings	$118.0	0%	-8%	
Total Equity	$398.1	3%	42%	- Post acquisition earnings power accretive to capital

Balance Sheet Ratios, $ actual	9/30/2020	Actual 6/30/2020	Actual 9/30/2019	
Community Bank Leverage Ratio[1]	8.74 %	9.18 %	10.59 %	
Tangible Common Equity / Tangible Assets[2]	8.59 %	8.27 %	10.39 %	
Tangible Book Value Per Share[2]	$16.18	$15.59	$16.96	
Gross Loans (Excl. HFS) / Deposits	95.25 %	92.12 %	97.77 %	- Excluding SBA PPP loan balances, ~83 %

(1) Community Bank Leverage Ratio for 9/30/2020 is preliminary.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

Quarterly Financial Highlights

		For the Quarter Ended,				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Profitability	Diluted Earnings per Common Share	$0.46	$0.11	$0.34	$0.42	$0.40
	ROAA	0.98 %	0.23 %	0.80 %	1.04 %	1.02 %
	ROAE	9.85	2.35	6.31	8.18	7.93
	Net Interest Margin	4.06	3.89	3.93	4.08	4.10
	Efficiency Ratio	65.65	77.40	72.39	66.50	67.16
	Core Pre-Tax, Pre-Provision Income[1] in millions	$15,944	$14,691	$7,504	$7,859	$8,257
	Core Diluted Earnings Per Common Share[1]	$0.53	$0.41	$0.37	$0.45	$0.46
	Core ROAA[1]	1.12 %	0.84 %	0.89 %	1.11 %	1.16 %
	Core ROAE[1]	11.28	8.41	6.97	8.70	9.01
	Core Net Interest Margin[1]	3.81	3.71	3.88	3.92	3.99
	Core Efficiency Ratio[1]	61.75	59.10	67.18	65.81	63.72
Capital	Community Bank Leverage Ratio[2]	8.74 %	9.18 %	10.27 %	10.56 %	10.59 %
	Tangible Common Equity / Tangible Assets[1]	8.59 %	8.27 %	10.17 %	10.36 %	10.39 %
	Tangible Book Value Per Share[1]	$16.18	$15.59	$17.38	$17.31	$16.96
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.32 %	0.39 %	0.57 %	0.53 %	0.70 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.66	0.62	0.75	0.71	0.71
	ALLL + FV Discount on Acquired Lns/Loans (Excl. HFS)	1.88	2.07	0.93	0.91	1.00
	NCOs / Average Loans	0.03	0.00	0.01	0.01	0.00

COVID Related Financial Impact

- Preliminary Community Bank Leverage Ratio with 100% pledging of Federal Reserve PPP liquidity facility of 9.48%
- Core efficiency ratio with additional exclusion of SBA PPP fees of 65.73%[1]

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Community Bank Leverage Ratio for 9/30/2020 is preliminary.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Yield / Rate Analysis

Loans

Yield excludes SBA PPP Loans

SBA PPP Yield of 2.67% (inclusive of fees)

36.3% variable rate portfolio

- 53% of variable rate loans have a floor of 4% or higher

63.7% fixed rate portfolio with a weighted average maturity of 3.65 years

Investments

Structured as a source of liquidity

Weighted average life of 3.9 years

Weighted average yield of 1.75%

Deposits

Interest bearing deposits prices continue to decrease

Time Deposit maturities of $189 million[2] through 12/31/2020, with an expected rate decrease of approximately 100 bps



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.87%
5.82%
5.55%
5.61%
5.65%
4.10%
4.08%
3.93%
3.89%
4.06%
3.99%
3.92%
3.88%
3.71%
3.81%
2.00%
1.75%
1.55%
1.40%
0.96%
0.77%
1.19%
1.14%
1.07%
0.25%
0.67%
0.25%
0.54%
0.25%
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

(2) Excludes CDARS balances.

COVID-19 Ongoing Pandemic Response

Stay at Home Order and Phase 1: Locations continue to support clients through drive-thru or appointment only options. Traffic at locations were down 23% during the stay at home order.

Phase 2 and 3: Locations reopen lobbies to serve clients. Frontlines are monitored daily and remain compliant with State and Federal Guidelines.

Traffic at locations remains 5% lower than pre-COVID-19.

COVID-19 Deferral Assistance Program instituted March 25

The deferral period has expired for approximately 95% of the COVID-19 deferred loan balances in the Deferral Assistance Program.

In addition to the Deferral Assistance Program, interest only modifications were granted to seasoned, highly-rated loan relationships. These modifications accounted for approximately 24% of total COVID-19 modifications and deferrals.

Staffing

Approximately 26% of all employees are working remotely.

Non-frontline staff working remotely is a higher percentage at 67%.

Participation in Governmental Lending Programs

Paycheck Protection Program ("PPP"): Participation in Paycheck Protection Program resulted in approximately 2,800 loans totaling $397.7 million. Average loan size of $141 thousand.

Main Street Lending Program: Registration to participate in the program has been completed. Through October 19, 2020, 16 loans have been closed. The pipeline continues to grow across the footprint.

Note: Data is as of September 30, 2020, and is based on outstanding loan balance before accounting adjustments.

Total Loans Modified due to COVID-19 Pandemic

Highly-Rated Loan Relationship Modifications		
Remaining Loans in Interest Only Period		
Industry	**Amount ($)**	**% of total**
Agriculture & Manufacturing	$16.2	10.9%
Consumer	$0.8	0.5%
Energy	$37.2	24.9%
Healthcare	$3.5	2.3%
Hospitality	$1.1	0.8%
Real Estate	$35.4	23.7%
Retail	$28.4	19.0%
Services	$14.1	9.4%
Other	$12.7	8.5%
TOTAL	**149.4**	**100.0%**

Schedule of Return to Regular Payments	
October(1)	$14.4
November	$26.8
December	$9.8
2021	$98.3

Loans in Deferral Assistance Program	
Remaining Loans in Deferral Period	
Interest Only Deferrals	$7.6
Deferrals of Principal and Interest	$27.3
TOTAL	**$34.9**

Schedule of Return to Regular Payments	
Interest Only Deferrals	
October(1)	$7.2
November	$0.3
December	$0.0
Deferrals of Principal and Interest	
October(1)	$4.2
November	$16.7
December	$5.6
2021	$0.8

- Second deferrals of $25.4M are reflected in the Deferral Assistance Program figures above and represent approximately 4% of total deferrals in the program
- Loan deferrals totaling approximately $85 million have been granted following Hurricane Laura. The deferral is a 60-day principal and interest deferral with expiration before December 2020. These deferral figures are not reflected in the above totals

Note: Loan balances as of September 30, 2020, based on outstanding loan balance before accounting adjustments. Dollars in millions. Deferred percentage excludes SBA PPP loan balances.
(1) Expiration of deferral periods based on data as of October 19, 2020.

Loan Composition


Commercial, 23.5%
NOOCRE, 18.6%
OOCRE, 17.6%
1-4 Family, 15.5%
Construction & Land, 12.4%
Consumer & Other, 3.6%
Multi-Family, 3.7%
Home Equity Loans, 2.9%
Farmland, 2.1%

COMMERCIAL

Outstanding:	$631 million
Unfunded:	$325 million
Average Loan:	$186 thousand
NPL %[1]:	0.31%

NOOCRE

Outstanding:	$499 million
Unfunded:	$21 million
Average Loan:	$895 thousand
NPL %[1]:	0.07%

OOCRE

Outstanding:	$474 million
Unfunded:	$26 million
Average Loan:	$494 thousand
NPL %[1]:	0.68%

1-4 FAMILY

Outstanding:	$415 million
Unfunded:	$13 million
Average Loan:	$115 thousand
NPL %[1]:	0.56%

CONSTRUCTION & LAND

Outstanding:	$334 million
Unfunded:	$165 million
Average Loan:	$231 thousand
NPL %[1]:	0.30%

Note: Loan composition based on regulatory data and excludes SBA PPP loans as of September 30, 2020.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Loan Composition: Commercial



Commercial Loans By Collateral
Cash/Securities, 6.1%
Agricultural, 8.5%
AR & Inventory, 32.7%
All Other, 13.9%
Titled Collateral, 16.3%
Equipment, 22.6%

Weighted average maturity of Commercial portfolio is 3.04 years

Line of Credit usage monitoring took place daily from March 16, 2020 through 2Q20 and continued weekly through 3Q20.



Commercial Line Utilization
Weekly Average Utilization: 39.5%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Jul
8-Jul
15-Jul
22-Jul
29-Jul
5-Aug
12-Aug
19-Aug
26-Aug
2-Sep
9-Sep
16-Sep
23-Sep
30-Sep

Note: Data is as of September 30, 2020. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

Loan Composition: Commercial Real Estate

Owner – Occupied CRE makes up approximately 50% of total CRE lending

C&D and Total CRE concentrations of 92% and 257%, respectively[1]

C&D Composition


16.1%
11.0%
9.1%
23.8%
4.9%
15.9%
5.3%
3.4%
1.8%
8.5%

C&D Portfolio	
Raw Land	16.1%
Vacant Residential Lots	11.0%
Vacant Commercial Lots	9.1%
Land Development - Residential	23.8%
Residential Construction - OORE	4.9%
Residential Construction - Non OORE	15.9%
Commercial Construction - Retail	5.3%
Commercial Construction - Office	3.4%
Commercial Construction - Apartment/Multi-Family	1.8%
Commercial Construction - Other	8.5%
Total C&D	100.0%
Total C&D Portfolio	$334,100
Average Loan Size	$231

CRE Composition - Owner Occupied


4.1%
5.5%
10.9%
18.1%
43.1%
18.3%

Owner Occupied CRE Portfolio	
Hotel/Motel	4.1%
Office Building	5.5%
Office/Warehouse	10.9%
Retail	18.1%
Commercial Building	43.1%
Other	18.3%
Total CRE - Owner Occupied	100.0%
Total CRE - Owner Occupied Portfolio	$473,920
Average Loan Size	$494

CRE Composition - Income Producing


10.3%
11.2%
4.9%
4.6%
9.2%
11.5%
34.2%
14.0%

Income Producing CRE Portfolio	
Hotel/Motel	10.3%
Office Building	11.2%
Office/Warehouse	4.9%
Warehouse	4.6%
Retail - Single Tenant	9.2%
Retail - Multi Tenant	11.5%
Commercial Building	34.2%
Other	14.0%
Total CRE - Income Producing	100.0%
Total CRE - Income Producing Portfolio	$499,349
Average Loan Size	$895

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of September 30, 2020. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of total risk-based capital.

Sectors in Focus: Industry Composition



Oil and Gas, 7.7%
Retail, 8.9%
Hotel and Motels, 3.1%
Food and Drink Services, 2.3%
Other Hospitality, 1.2%
All Others, 76.8%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$631,831	23.2%	$538	$142	0.02%	$2,916	0.46%
All Other	$2,086,098	76.8%	$141	$8,318	0.40%	$7,769	0.36%
TOTAL	**$2,717,929**	**100.0%**	**$175**	**$8,461**	**0.31%**	**$10,685**	**0.39%**

Note: Dollars in thousands. Data is as of September 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Oil and Gas Lending

Oil and Gas Loans By Function



Construction, 9.7%
Repairs & Maintenance, 17.7%
Manufacturing, 10.8%
Other, 12.2%
Transportation, 17.2%
Professional Services, 15.6%
Equipment Sales and Rental, 16.8%

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $15.9 million

- 8% of Oil and Gas Portfolio balances
- $14.5 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

Concentration continues to decrease reaching 7.7% of portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Repairs & Maintenance	$36,961	1.4%	$506	$0	0.00%	$400	1.08%
Transportation	$35,831	1.3%	$385	$27	0.08%	$27	0.08%
Equipment Sales and Rental	$35,111	1.3%	$509	$0	0.00%	$0	0.00%
Professional Services	$32,431	1.2%	$421	$0	0.00%	$0	0.00%
Other	$25,321	0.9%	$460	$115	0.45%	$89	0.35%
Manufacturing	$22,461	0.8%	$408	$0	0.00%	$0	0.00%
Construction	$20,260	0.7%	$382	$0	0.00%	$0	0.00%
TOTAL	$208,376	7.7%	$439	$142	0.07%	$516	0.25%

Note: Dollars in thousands. Data is as of September 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Retail Lending


Retail
Retail non CRE, 11.0%
Single Tenant, 56.8%
Multi-Tenant, 32.2%

No significant concentrations across the portfolio.

Approximately 61.5% of Single Tenant is owner-occupied

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Single Tenant	$137,858	5.1%	$556	$0	0.00%	$302	0.22%
Multi-Tenant	$78,205	2.9%	$1,348	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$26,733	1.0%	$172	$0	0.00%	$409	1.53%
TOTAL	$242,795	8.9%	$527	$0	0.00%	$711	0.29%

Note: Dollars in thousands. Data is as of September 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Hospitality Lending



Hotels and Motels
Short-Term, Stay/Bed & Breakfast, 9.0%
NonFlagged Hotels & Motels, 11.7%
Flagged Hotels and Motels, 79.3%



Food and Drink Services
Restaurant Suppliers, 3.9%
Caterers, 0.3%
Bars, Taverns, Pubs, 3.7%
Full-Service Restaurants, 39.6%
Limited-Service Restaurants, 52.5%

	Outstanding Balance	% of Total Loans	Ln Count	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Hotels and Motels	$84,795	3.1%	48	$1,767	$0	0.00%	$30	0.03%
Food and Drink Services	$62,042	2.3%	161	$385	$0	0.00%	$1,660	2.68%
Event and Banquet	$12,975	0.5%	21	$618	$0	0.00%	$0	0.00%
Other Hospitality	$20,847	0.8%	9	$2,316	$0	0.00%	$0	0.00%
TOTAL	**$180,659**	**6.6%**	**239**	**$756**	**$0**	**0.00%**	**$1,690**	**0.94%**

Note: Dollars in thousands. Data is as of September 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Stable Credit Performance

Past Due Loans(1)



0.37%
0.15%
0.18%
0.35%
0.29%
0.27%
$2.6
$3.0
$6.2
$8.6
$8.5
3Q19
4Q19
1Q20
2Q20
3Q20
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)



0.76%
0.70%
0.53%
0.57%
0.39%
0.32%
$11.9
$9.0
$10.1
$11.8
$10.0
3Q19
4Q19
1Q20
2Q20
3Q20
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)



1.00%
0.91%
0.93%
2.07%
1.88%
0.71%
0.71%
0.75%
0.62%
0.66%
3Q19
4Q19
1Q20
2Q20
3Q20
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.05%
0.00%
0.01%
0.01%
0.00%
0.03%
3Q19
4Q19
1Q20
2Q20
3Q20
NCO/Average Loans
Peer Average
Net Charge-offs

Note: Dollars in millions. Peer average based on average of last five quarters ending 2Q20 of Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

Liquidity



CDARS, 7.2%
Brokered Deposits, 0.0%
Long-term, 2.5%
Short-term, 5.8%
Non-Interest Bearing, 26.8%
Time Deposits, 21.8%
NOW & Other, 15.0%
MMDA & Savings, 21.0%
Core Transaction
Borrowings
Brokered

Liquidity Sources	
FHLB Borrowing Capacity	$973.6
Unencumbered Securities	$293.9
Cash Reserves	$80.0
Fed Funds Lines Available	$126.0
FRB Discount Window[1]	$350.0
TOTAL	$1,823.5

Note: Liquidity data as of September 30, 2020. Liquidity Sources amounts in millions.
1) Estimate based on pledging
2) Excludes CDARS balances

Appendix

Historical Financial Summary

	For the Fiscal Year Ended December 31,					YTD
	2015	2016	2017	2018	2019	2020
Balance Sheet & Capital						
Total Assets	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$3,954,670
Gross Loans (Excl. HFS)	772,392	810,951	975,284	1,528,469	1,710,265	3,082,474
Deposits	904,236	932,795	1,055,533	1,733,934	1,782,010	3,236,261
Total Equity	112,449	113,559	179,935	260,058	285,097	398,086
Tangible Common Equity / Tangible Assets[1]	9.95 %	9.52 %	13.04 %	9.90 %	10.36 %	8.59 %
Community Bank Leverage Ratio[2]	10.08	9.67	13.53	11.66	10.56	8.74
Net Loans (Excl. HFS) / Assets	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %	77.43 %
Gross Loans (Excl. HFS) / Deposits	85.42	86.94	92.40	88.15	95.97	95.25
NIB Deposits / Deposits	24.61	23.98	25.07	22.05	22.38	29.22
Commercial Loans / Loans (Excl. HFS)[3]	23.99	26.28	26.09	23.79	24.27	23.51
C&D / Total Risk-Based Capital[4]	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %	91.9 %
CRE / Total Risk-Based Capital[4]	234.3	220.2	286.1	216.4	222.5	257.0
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	1.03 %	0.90 %	1.30 %	0.93 %	0.53 %	0.32 %
NPAs / Assets (Excl. TDRs)[5]	0.93	0.77	0.98	0.77	0.58	0.54
Reserves / Loans (Excl. HFS)	0.94	1.01	0.90	0.73	0.71	0.66
NCOs / Average Loans	0.08	0.04	0.41	0.00	0.10	0.04
Profitability Ratios						
Net Income	$4,096	$5,111	$4,848	$14,091	$23,772	$16,160
ROAA	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %	0.67 %
ROAE	3.89	4.42	3.68	7.04	8.70	6.30
Net Interest Margin	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %	3.97 %
Efficiency Ratio	81.70	82.00	73.70	71.78	64.37	71.42
Non-Interest Income / Avg. Assets	0.32	0.46	0.47	0.46	0.50	0.50
Non-Interest Expense / Avg. Assets	3.05	3.11	3.07	2.99	2.74	2.95

Note: Dollars in thousands. YTD as of 9/30/2020.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Calculation for YTD 2020 is preliminary.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Real Estate – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q3'20
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,980
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	265,120
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**334,100**
% of Total Loans (1)	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*12.3%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*91.9%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	99,901
Commercial Rental	140,150	135,901	174,552	226,723	284,795	499,349
Other Loans for Real Estate Purposes (2)	7,333	6,541	6,869	5,731	708	685
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 934,035**
% of Total Loans (1)	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*34.4%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*257.0%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,165,923
Credit Ratings						
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	0.6%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.5%
Total Watch List % (3)	9.5%	5.9%	2.3%	2.5%	1.4%	1.1%
Past Dues (4)						
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 734
Accruing Past Due	-	-	-	0	0	593
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,327
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.1%*
Net Charge Offs YTD (5)	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 0
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Oil and Gas Lending – Historical Performance

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q3'20
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 1,970
Midstream	16,072	17,422	35,024	25,490	18,148	6,518	$ 1,731
Downstream	13,279	14,248	11,766	10,144	8,578	4,511	$ 561
Support / Services	77,520	79,313	73,142	70,765	86,802	77,221	$ 204,114
Total Energy Exposure	**$ 113,265**	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 208,376**
% of Total Loans	*19.5%*	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.7%*
% of Total Bank Capital	*133.1%*	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*57.3%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573
Credit Ratings							
Pass-Watch / Special Mention %	8.4%	27.1%	17.1%	17.5%	8.6%	12.1%	5.6%
Classified %	0.0%	0.8%	5.7%	3.1%	7.0%	3.6%	1.8%
Total Watch List % (1)	8.4%	27.8%	22.7%	20.6%	15.6%	15.7%	7.4%
Past Dues(2)							
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 400
Accruing Past Due	-	-	-	-	-	-	27
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 427
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 226
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,						Fiscal Quarter				
	2014	2015	2016	2017	2018	2019	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19
Core Net Income:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 9,609	$ 2,052	$ 4,499	$ 5,759	$ 5,511
Adjustments[(1)]:											
Sale of Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ 568	$ 502	$ -	$ (100)	$ 99	$ 469
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ (84)	$ (75)	$ -	$ (20)	$ (17)	$ (21)
(Gain)/Loss on Sale of Banking Center						$ (243)	$ -	$ -	$ -	$ 216	$ 9
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ -	$ -	$ 69
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (530)	$ -	$ -
Acquisition-related expenses	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 965	$ 5,298	$ 1,121	$ 65	$ 228
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 11,001	$ 7,350	$ 4,970	$ 6,122	$ 6,265
Core Return on Average Assets:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 9,609	$ 2,052	$ 4,499	$ 5,759	$ 5,511
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 11,001	$ 7,350	$ 4,970	$ 6,122	$ 6,265
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$ 3,933,631	$ 3,496,074	$ 2,244,584	$ 2,209,182	$ 2,156,759
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.11%	0.98%	0.23%	0.80%	1.04%	1.02%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.15%	1.12%	0.84%	0.89%	1.11%	1.16%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	8.70%	9.85%	2.35%	6.31%	8.18%	7.93%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	9.01%	11.28%	8.41%	6.97%	8.69%	9.01%
Average Diluted Shares Outstanding	n/a	n/a	n/a	8,003,822	11,545,943	13,670,777	20,704,444	18,121,958	13,367,276	13,638,168	13,669,370
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 1.74	$ 0.46	$ 0.11	$ 0.34	$ 0.42	$ 0.40
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 1.80	$ 0.53	$ 0.41	$ 0.37	$ 0.45	$ 0.46
Core Net Interest Margin:											
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 36,932	$ 30,919	$ 20,211	$ 20,627	$ 20,258
Adjustments:											
Loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(2,270)	(1,465)	(290)	(800)	(544)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 34,662	$ 29,454	$ 19,921	$ 19,827	$ 19,714
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$ 3,636,383	$ 3,176,156	$ 2,055,603	$ 2,020,629	$ 1,977,474
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.10%	4.06%	3.89%	3.93%	4.08%	4.10%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.97%	3.81%	3.71%	3.88%	3.92%	3.99%

Note: Dollars in thousands.

(1) Adjustments are net of tax. Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	Fiscal Quarter				
	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 398,086	$ 386,336	$ 282,030	$ 285,097	$ 280,340
Adjustments:					
Goodwill	(53,627)	(53,649)	(48,495)	(48,495)	(48,333)
Core deposit and other intangibles	(10,061)	(10,389)	(6,471)	(6,694)	(6,916)
Total Tangible Common Equity	$ 334,398	$ 322,298	$ 227,064	$ 229,908	$ 225,091
Tangible Assets					
Total Assets	$3,954,670	$3,961,138	$2,287,662	$2,273,835	$2,220,840
Adjustments:					
Goodwill	(53,627)	(53,649)	(48,495)	(48,495)	(48,333)
Core deposit and other intangibles	(10,061)	(10,389)	(6,471)	(6,694)	(6,916)
Total Tangible Assets	$3,890,982	$3,897,100	$2,232,696	$2,218,646	$2,165,591
Common Equity to Total Assets	10.1%	9.8%	12.3%	12.5%	12.6%
Tangible Common Equity to Tangible Assets	8.6%	8.3%	10.2%	10.4%	10.4%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 398,086	$ 386,336	$ 282,030	$ 285,097	$ 280,340
Adjustments:					
Goodwill	(53,627)	(53,649)	(48,495)	(48,495)	(48,333)
Core deposit and other intangibles	(10,061)	(10,389)	(6,471)	(6,694)	(6,916)
Total Tangible Common Equity	$ 334,398	$ 322,298	$ 227,064	$ 229,908	$ 225,091
Common shares outstanding	20,667,237	20,667,237	13,067,987	13,279,363	13,274,823
Book Value per Common Share	$ 19.26	$ 18.69	$ 21.58	$ 21.47	$ 21.12
Tangible Book Value per Common Share	$ 16.18	$ 15.59	$ 17.38	$ 17.31	$ 16.96

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV						
	For the Year Ended December 31,					
	2014	2015	2016	2017	2018	2019
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Tangible Assets						
Total Assets	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Assets	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646
Common Equity to Total Assets	11.5%	10.4%	10.3%	13.6%	12.4%	12.5%
Tangible Common Equity to Tangible Assets	11.5%	10.0%	9.5%	13.0%	9.9%	10.4%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Common shares outstanding	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363
Book Value per Common Share	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47
Tangible Book Value per Common Share	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio							
	Fiscal Quarter					For the Year Ended December 31,	
	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	2019	2018
Core Efficiency Ratio:							
Noninterest Expense	$ 26,951	$ 27,797	$ 16,643	$ 15,203	$ 14,878	$ 58,448	$ 50,248
Core Adjustments	$ (1,206)	$ (6,573)	$ (1,283)	$ (76)	$ (375)	$ (837)	$ (3,686)
Net Interest and Noninterest Income	$ 41,054	$ 35,915	$ 22,990	$ 22,861	$ 22,154	$ 90,800	$ 70,001
Core Adjustments	$ 635	$ -	$ (126)	$ 125	$ 606	$ 47	$ (442)
Efficiency Ratio	65.65%	77.40%	72.39%	66.50%	67.16%	64.37%	71.78%
Core Efficiency Ratio	61.75%	59.10%	67.18%	65.81%	63.72%	63.42%	66.94%
Core Efficiency Ratio without SBA PPP:							
Noninterest Expense	$ 26,951	$ 27,797					
Core Adjustments	$ (1,301)	$ (6,645)					
Net Interest and Noninterest Income	$ 41,054	$ 35,915					
Core Adjustments	$ (2,033)	$ (2,330)					
Core Efficiency Ratio without SBA PPP	65.73%	62.98%					

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 14,198	$ 8,118	$ 6,372	$ 7,680	$ 7,302
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 635	$ -	$ (126)	$ 125	$ 594
(Gain)/Loss on Sale of Securities	$ (95)	$ -	$ (25)	$ (22)	$ (26)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ 12
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ 87
Acquisition-related expenses	$ 1,206	$ 6,573	$ 1,212	$ 76	$ 288
Stock Option Exercises	$ -	$ -	$ 71	$ -	$ -
Core pre-tax, pre-provision earnings	$ 15,944	$ 14,691	$ 7,504	$ 7,859	$ 8,257

Note: Dollars in thousands.